UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 August 6, 2004


                            CSX TRANSPORTATION, INC.
             (exact name of registrant as specified in its charter)


            Virginia                    1-3359               54-6000720
(State or other jurisdiction of  (Commission File No.)     (IRS Employer
 incorporation or organization)                          Identification No.)


            500 Water Street, 15th Floor, Jacksonville, Florida 32202
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (904) 359-3100


                                    No Change
         (Former name or former address, if changed since last report.)




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Item 5.     Other Events and Required FD Disclosure.

On Friday, August 6, 2003, the registrant issued a joint press release, attached hereto as Exhibit 99.1, announcing that the registrant, Norfolk Southern Railway Company and Consolidated Rail Corporation have increased the cash consideration and amended other terms to their exchange offer and consent solicitation described in the press release. All capitalized terms used in herein and in
Exhibit 99.1 and not otherwise defined herein or therein shall have the meanings provided for such terms in the Prospectus and Consent Solicitation Statement contained in the registrant's Registration Statement on Form S-4
(File No. 333-14796) which was declared effective on July 26, 2004 (the "CSXT Registration Statement"). The information contained in this Current Report on Form 8-K, including the exhibit hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the securities to be offered by the CSXT Registration Statement. The registrant disclaims any responsibility for any Norfolk Southern Railway Company-specific information contained in Exhibit 99.1.


Item 7.     Financial Statements, PRO FORMA Financial Information and Exhibits.

            Exhibit No.         Exhibit Description

            99.1                Joint Press Release, dated August 6, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CSX TRANSPORTATION, INC.
                                                       (Registrant)

                                          /s/  PETER J. SHUDTZ
                                          --------------------------------------
                                           Peter J. Shudtz
                                           Authorized Signatory

Dated:  August 6, 2004

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



                                  EXHIBIT INDEX

                 Exhibit No.                 Description

                 99.1                Joint Press Release, dated August 6, 2004.


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